SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 3, 2002


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-20028                   77-0214673
(State of Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS

Reference is made to the Placement Agency Agreement dated April 3, 2002, by and between Registrant and A.G. Edwards & Sons, Inc. (the "Placement Agency Agreement"), and the press release of Registrant issued on April 4, 2002, which are incorporated herein by this reference. Copies of the Placement Agency Agreement and the press release are attached to this Form 8-K as Exhibits 1.1 and 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits

        1.1 Placement Agency Agreement dated April 3, 2002, by and between Valence Technology, Inc. and A.G. Edwards & Sons, Inc.

        99.1   Press Release, dated April 4, 2002.


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                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2002                               VALENCE TECHNOLOGY, INC.


                                            By:  /S/ KEVIN W. MISCHNICK
                                                -------------------------------
                                                   Kevin W. Mischnick
                                                   Vice President of Finance


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                                  EXHIBIT INDEX


EXHIBITS

1.1 Placement Agency Agreement, dated April 3, 2002, by and between Valence Technology, Inc. and A.G. Edwards & Sons, Inc.

99.1   Press Release, dated April 4, 2002.